FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)  October 26, 1998.
                                                  ----------------


                           HIGH PLAINS CORPORATION

            (Exact name of registrant as specified in its charter)


Kansas                                                              #1-8680
(State or other jurisdiction of                            (Commission File
incorporation)                                                       Number)



200 W. Douglas                                                  #48-0901658
Suite #820                                                    (IRS Employer
Wichita, Kansas 67202                                    Identification No.)
(Address of principal
executive offices)


                                (316)269-4310
                      (Registrant's telephone number)

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Item  5  Other Information

Wichita, Kansas - October 23, 1998 - Gary R. Smith, President and CEO of High Plains Corporation (NASDAQ:HIPC), in a wide-ranging press interview broadcast on the Stock Traders' Network, outlined his vision for the future growth, diversification and greater profitability of the Company.

Highlights of Mr. Smith's comments included a review of the Company's near-term goals of:

*       taking financial advantage of current lower grain prices; and
* growing revenues by increasing the ethanol yield from agricultural feedstocks. Toward this end, High Plains is currently working with an enzyme manufacturer.

Mr. Smith also discussed his Company's efforts both to grow and diversify. While he indicated High Plains is currently examining "two or three new opportunities" for additional ethanol plant acquisitions, the Company is also examining opportunities to diversify some of our risk as we go forward in different fields," he said.

Mr. Smith explained that since High Plains already has experience in the alternative fuels business, the most comfortable growth strategy "is to stay in related fields" but perhaps to consider new opportunities that complement its ethanol business.

Responding to a question about other potential revenue opportunities available to the Company, Mr. Smith explained that expanding production of higher-grade, industrial/beverage-grade alcohol at its York, Nebraska facility provides such an immediate opportunity. Mr. Smith indicated that business opportunities abound for this premium product from the alcohol beverage, vinegar and solvents industries. This business provides "a little more stable, long-term potential business that's out there," he concluded.

The complete audio interview of Mr. Smith's outlook can be found on the World Wide Web at stock-line.com.

Based in Wichita, Kansas, High Plains Corporation (NASDAQ:HIPC) is among the Nation's largest producers of ethanol. The Company operates production facilities in Colwich, Kansas; York, Nebraska; and Portales, New Mexico.

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation risks of fluctuations in feedstock commodity prices, changes in the market prices or demand for motor fuels and Ethanol, legislative changes regarding air quality, fuel specifications or incentive programs, as well as general market conditions, competition and pricing. The Company believes that forward-looking statements made by it are based upon reasonable expectations. However, no assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including its annual 10K, Proxy Statement, and quarterly 10Q filings, copies of which are available from the Company without charge.








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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date  October 26, 1998                   HIGH PLAINS CORPORATION
     ---------------------



                                         /S/ Gary R. Smith
                                         ----------------------------
                                         Chief Executive Officer